UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

On August 14, 2017, Intel Corporation (the “Company”) issued $640,000,000 aggregate principal amount of 4.10% Senior Notes due 2047 (the “Notes”) pursuant to the terms of a subscription agreement dated August 3, 2017 (the “Subscription Agreement”) between the Company and Deutsche Bank AG, Taipei Branch, as manager (the “Manager”). The net proceeds from the offering are approximately $638 million, before expenses but after deducting the underwriting commission and structuring fee.

The sale of the Notes pursuant to the Subscription Agreement was registered under the Company’s registration statement on Form S-3 filed on October 28, 2015 (File No. 333-207633) and the Notes were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture between the Company and the Trustee, dated as of December 3, 2007 (the “First Supplemental Indenture”), as further supplemented by the eleventh supplemental indenture among the Company, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, dated as of August 14, 2017 (the “Eleventh Supplemental Indenture”).

The foregoing descriptions of the Subscription Agreement, the Base Indenture, the First Supplemental Indenture and the Eleventh Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.4 to Form S-3 filed March 30, 2006, Exhibit 4.2.4 to Form 10-K filed February 20, 2008 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 4.10% Senior Note due 2047, which is filed hereto as Exhibit 4.2, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
1.1	Subscription Agreement, dated as of August 3, 2017, between Intel Corporation and Deutsche Bank AG, Taipei Branch, as manager

4.1	Eleventh Supplemental Indenture, dated as of August 14, 2017, among Intel Corporation, Wells Fargo Bank, National Association, as successor trustee, and Elavon Financial Services DAC, UK Branch, as paying agent

4.2	Form of 4.10% Senior Note due 2047

5.1	Opinion of Gibson, Dunn and Crutcher LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: August 14, 2017	/s/ Robert H. Swan
Robert H. Swan
Executive Vice President and Chief Financial Officer